Issued Capital - Summary of Issued Capital (Detail) shares in Thousands, $ in Thousands, $ in Thousands	Dec. 31, 2018 TWD ($) shares	Dec. 31, 2018 USD ($) shares	Dec. 31, 2017 TWD ($) shares	Dec. 31, 2016 TWD ($) shares
Disclosure of classes of share capital [abstract]
Authorized shares, Ordinary shares	970,000	970,000	970,000	1,450,000
Ordinary shares	752,858	752,858	886,297	886,966
Issued capital	$ 7,528,577	$ 245,952	$ 8,862,971	$ 8,869,663